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                               Janus Aspen Series
                             Mid Cap Value Portfolio
                              Institutional Shares
                                 Service Shares

                        Supplement dated August 27, 2008
                       to Currently Effective Prospectuses

On July 7, 2008, Janus Capital Management LLC ("Janus Capital"), investment adviser to Mid Cap Value Portfolio (the "Portfolio"), and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), the subadviser to the Portfolio, entered into a Unit Purchase Agreement (the "Purchase Agreement"), pursuant to which Janus Capital will acquire an additional 50% ownership stake in PWM (the "Pending Acquisition"), increasing Janus Capital's total ownership in PWM from 30% to 80%, pending shareholder approval of various proposals. Under applicable law, the Pending Acquisition may be deemed to be a sale of a "controlling block" of PWM's voting securities and, as a result, the consummation of the Pending Acquisition could result in an automatic termination of the current subadvisory agreement between Janus Capital and PWM. Therefore, shareholders of the Portfolio will be asked to approve a new subadvisory agreement between Janus Capital and PWM with substantially similar terms as the current subadvisory agreement in place for the Portfolio. Shareholders of the Portfolio will also be asked to approve an amended and restated investment advisory agreement between Janus Aspen Series, on behalf of the Portfolio, and Janus Capital, to reallocate the obligation to compensate any subadviser engaged by Janus Capital from the Portfolio to Janus Capital. The remaining terms of the amended and restated investment advisory agreement are substantially similar to the current investment advisory agreement in place for the Portfolio. There are no proposed changes to the management fee rate paid by the Portfolio. PWM expects to provide the same level of services under the new subadvisory agreement as it provides under the current subadvisory agreement and Janus Capital expects to provide the same level of services under the amended and restated investment advisory agreement that it provides under the current investment advisory agreement. The proposed new agreements will be presented for approval by shareholders of the Portfolio at a Special Meeting of Shareholders to be held on October 30, 2008 (or any adjournments or postponements thereof).

The Board of Trustees of the Portfolio approved the proposed new subadvisory agreement for the Portfolio and the proposed amended and restated investment advisory agreement for the Portfolio and authorized the submission of each of these agreements to shareholders of the Portfolio for their approval. If approved by shareholders and if certain other conditions, as described in the Purchase Agreement or as otherwise agreed to by Janus Capital and PWM, are satisfied, the Pending Acquisition, the amended and restated investment advisory agreement, and the subadvisory agreement are each expected to become effective in the fourth quarter of 2008. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC" and the Portfolio will change its name to "Janus Aspen Perkins Mid Cap Value Portfolio."

Shareholders of the Portfolio as of August 20, 2008 will receive the Proxy Statement providing notice of the Special Meeting of Shareholders and details regarding the Pending Acquisition. If you purchased shares of the Portfolio through a financial intermediary and held those shares as of August 20, 2008, your financial intermediary will generally be forwarding these materials to you and requesting your vote. If you did not hold shares of the Portfolio on August 20, 2008, you will not receive a Proxy Statement and will not be entitled to vote. The Proxy Statement will also be available on the SEC's website at www.sec.gov, at www.janus.com/info, or by calling Janus Capital at 1-800-525-0020.

                PLEASE RETAIN THIS SUPPLEMENT WITH YOUR RECORDS.

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                               Janus Aspen Series
                          Small Company Value Portfolio
                                 Service Shares

                        Supplement dated August 27, 2008
                       to Currently Effective Prospectuses

On July 7, 2008, Janus Capital Management LLC ("Janus Capital"), investment adviser to Small Company Value Portfolio (the "Portfolio"), and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), entered into a Unit Purchase Agreement (the "Purchase Agreement"), pursuant to which Janus Capital will acquire an additional 50% ownership stake in PWM (the "Pending Acquisition"), pending approval of various proposals submitted to shareholders of certain Janus funds. Assuming closing of the Pending Acquisition, Janus Capital's total ownership in PWM will increase from 30% to 80%. As a result of this increase in ownership by Janus Capital of PWM, Janus Capital conducted a review of its mutual funds offering a value strategy and determined that PWM, currently a subadviser to other value funds offered by Janus Capital, should serve as its value equity investment platform. PWM has been in the investment management business since 1984 and serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital determined that engaging PWM as subadviser to your Portfolio would capitalize on Janus Capital's and PWM's broad investment expertise. Your Portfolio's current portfolio manager will continue as portfolio manager of the Portfolio following the Pending Acquisition. The appointment of PWM as subadviser requires a vote of shareholders of the Portfolio of a subadvisory agreement between Janus Capital and PWM. Janus Capital, and not the Portfolio, will be responsible for paying PWM for its services provided to the Portfolio pursuant to the subadvisory agreement.

In addition, unrelated to the Pending Acquisition, shareholders of the Portfolio will also be asked to approve an amended investment advisory agreement between Janus Aspen Series, on behalf of the Portfolio, and Janus Capital, to change the Portfolio's investment advisory fee structure from an annual fixed rate of 0.74% of average daily net assets to an annual rate of 0.74% that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to the Portfolio's benchmark index, the Russell 2000(R) Value Index (as described further below). All other terms of the amended investment advisory agreement will be substantially similar to the current investment advisory agreement in place for the Portfolio. The proposed new agreements will be presented for approval by shareholders of the Portfolio at a Special Meeting of Shareholders to be held on October 30, 2008 (or any adjournments or postponements thereof).

Under the amended investment advisory agreement, the proposed investment advisory fee to be paid to Janus Capital by the Portfolio will consist of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee at the annual rate of 0.74% to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the amended investment advisory agreement has been in effect for at least 12 months. When the amended investment advisory agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the amended investment advisory agreement took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Portfolio, depending on the investment performance of the Portfolio relative to its benchmark index, the Russell 2000(R) Value Index, over the performance measurement period. No Performance Adjustment will be applied unless the difference between the investment performance of the Portfolio's Service Shares and the cumulative investment record of the Russell 2000(R) Value Index is 0.50% or greater (positive or negative)

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during the applicable performance measurement period. Because the Performance
Adjustment is tied to the Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period, and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Portfolio and the Russell 2000(R) Value Index.

The investment performance of the Portfolio's Service Shares will be used for purposes of calculating the Portfolio's Performance Adjustment. Should the Trustees subsequently decide to divide shares of the Portfolio into two or more separate classes, the Performance Adjustment will be calculated using the investment performance of the oldest class of shares. After Janus Capital determines whether the Portfolio's performance was above or below the Russell 2000(R) Value Index by comparing the investment performance of the Portfolio's oldest share class against the cumulative investment record of the Russell 2000(R) Value Index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

The Board of Trustees of the Portfolio approved the proposed subadvisory agreement for the Portfolio and the proposed amended investment advisory agreement for the Portfolio and authorized the submission of each of these agreements to shareholders of the Portfolio for their approval. If approved by shareholders and if certain other conditions, as described in the Purchase Agreement or as otherwise agreed to by Janus Capital and PWM, are satisfied, the Pending Acquisition, the amended investment advisory agreement, and the subadvisory agreement are each expected to become effective in the fourth quarter of 2008. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC" and the Portfolio will change its name to "Janus Aspen Perkins Small Company Value Portfolio."

Shareholders of the Portfolio as of August 20, 2008 will receive the Proxy Statement providing notice of the Special Meeting of Shareholders and details regarding the Pending Acquisition. If you purchased shares of the Portfolio through a financial intermediary and held those shares as of August 20, 2008, your financial intermediary will generally be forwarding these materials to you and requesting your vote. If you did not hold shares of the Portfolio on August 20, 2008, you will not receive a Proxy Statement and will not be entitled to vote. The Proxy Statement will also be available on the SEC's website at www.sec.gov, at www.janus.com/info, or by calling Janus Capital at 1-800-525-0020.

                PLEASE RETAIN THIS SUPPLEMENT WITH YOUR RECORDS.